Exhibit 10.1
Execution Version
Third Amendment and Joinder Agreement
          This Third Amendment and Joinder Agreement, dated as of March 28, 2008 (this “Amendment”), to that certain Credit Agreement, dated as of October 26, 2005, among, Alpha NR Holding, Inc., a Delaware corporation (“Holdings”), Alpha Natural Resources, LLC, a Delaware limited liability company (the “Borrower”), the Lenders and Issuing Banks party thereto from time to time, and Citicorp North America, Inc., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders and Issuing Banks, as amended by that certain Amendment and Consent, dated as of December 22, 2006 (the “First Amendment”), among Holdings, the Borrower and the Administrative Agent, as further amended by that certain Second Amendment and Consent, dated as of June 28, 2007 (the “Second Amendment”), among Holdings, the Borrower and the Administrative Agent (as so amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ALPHA NATURAL RESOURCES, INC., a Delaware corporation and the successor by merger to Holdings (“ANR”), the Borrower, the Administrative Agent and the New Revolving Facility Lenders (this “Amendment”). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.
W i t n e s s e t h:
          Whereas, pursuant to Section 2.21 of the Credit Agreement, the Borrower has delivered a facility increase notice to the Administrative Agent proposing New Revolving Facility Commitments in an aggregate principal amount of $100,000,000 (the “Facility Increase”); and;
          Whereas, the Borrower desires to make certain amendments to the Credit Agreement as more fully described herein, solely for the purposes of implementing the terms and conditions of the Facility Increase; and
          Whereas, pursuant to clause (f) of Section 9.08 (Waivers; Amendment) and clause (a) of Section 2.21 (New Commitments) of the Credit Agreement, the consent of ANR, the Borrower, the Administrative Agent and each New Revolving Facility Lender providing the Facility Increase is required to effect the amendments set forth herein; and
          Whereas, each New Revolving Facility Lender identified on the signature pages hereto (and having a commitment as set forth on Schedule I hereto) and the Administrative Agent agree, subject to the limitations and conditions set forth herein, to amend or otherwise modify the Credit Agreement as set forth herein.
          Now, Therefore, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
          Section 1. Amendment.

     (a) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by inserting the following definitions in such Section 1.01 in the appropriate place to preserve the alphabetical order of the definitions in such Section 1.01 (and, if applicable, the following definitions shall replace in their entirety existing definitions for the corresponding terms in such Section 1.01):
     “Facility Increase” means that certain facility increase effective on the Third Amendment Effective Date, providing for a Revolving Facility Commitment increase in an aggregate principal amount of $100,000,000.”
     “Third Amendment” means that certain Third Amendment to this Agreement, dated as of the Third Amendment Effective Date, among ANR, Inc., the Borrower, the Administrative Agent and each New Revolving Facility Lender providing the New Revolving Facility Commitments under the Facility Increase.
     “Third Amendment Effective Date” means the date on which the Third Amendment shall have become effective in accordance with its terms.
     (b) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the last two sentences of the definition of “Revolving Facility Commitment” in their entirety and replacing them with the following:
     The initial amount of each Revolving Facility Lender’s Revolving Facility Commitment is (i) as of the Closing Date, as set forth on Schedule 2.01 and (ii) as of the Third Amendment Effective Date with respect to the Facility Increase, as set forth on Schedule I to the Third Amendment, or in the Assignment and Acceptance pursuant to which such Revolving Facility Lender shall have assumed its Revolving Facility Commitment, as applicable. The aggregate amount of the Revolving Facility Commitments on the Third Amendment Effective Date is $375,000,000.
     Section 2. Conditions Precedent. This Amendment shall become effective as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied or duly waived:
     (a) Certain Documents. The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:
          (i) counterparts of this Amendment, duly executed by each of ANR and the Borrower (in each case, on behalf of itself and each other Loan Party), the Administrative Agent and each New Revolving Facility Lender providing a New Revolving Facility Commitment with respect to the Facility Increase;
          (ii) certified copies of resolutions of the Board of Directors of each Loan Party approving the consummation of the Facility Increase and the execution, delivery and performance of this Amendment and the other Loan Documents delivered in connection herewith;
          (iii) a favorable opinion of counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent and addressed to the Administrative Agent and the Lenders, addressing such matters relating to this Amendment as the Administrative Agent may

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reasonably request, including without limitation a no conflicts opinion with respect to material contracts; and
          (iv) such additional documentation as the Administrative Agent may reasonably require.
     (b) Payment of Costs and Expenses. The Administrative Agent and the Lenders shall have received payment of all fees, costs and expenses, including, without limitation, all costs and expenses of the Administrative Agent and the Lenders (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent) in connection with this Amendment, the Credit Agreement and each other Loan Document due and payable on or before the Effective Date, as required by Section 5 hereof and any separate fee letter dated on or about the date hereof among the Administrative Agent and the Borrower).
     (c) Representations and Warranties. Each of the representations and warranties contained in Section 3 below shall be true and correct.
     Section 3. Representations and Warranties. Each of ANR and the Borrower, on behalf of itself and each Loan Party, hereby represents and warrants to the Administrative Agent and each Lender, with respect to all Loan Parties, as follows:
     (a) After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date;
     (b) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment, this Amendment has been duly executed and delivered by each Loan Party, and this Amendment is the legal, valid and binding obligation of each Loan Party, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and
     (c) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
     Section 4. Joinder of New Revolving Facility Lenders. On the Effective Date, each person that is a New Revolving Facility Lender that executes this Amendment as a “Lender” shall become a Revolving Facility Lender (to the extent that such New Revolving Facility Lender is not already an existing Revolving Facility Lender under the Credit Agreement) for all purposes of the Credit Agreement and the other Loan Documents, having a New Revolving Facility Commitment, along with each existing Revolving Facility Lender which is providing the Facility Increase, in the amount respectively set forth adjacent to such Revolving Facility Lender’s name on Schedule I hereto. On the Effective Date, each existing Revolving Facility Lender shall assign to each of the New Revolving Facility Lenders (including both existing Revolving Facility Lenders and any New Revolving Facility Lender which becomes a Revolving Facility Lender as aforesaid) providing a commitment with respect to the Facility Increase, and each of the New Revolving Facility Lenders (i) shall purchase from each of the existing Revolving Facility Lenders, at the principal amount thereof, such interests in the outstanding Revolving Facility Loans and participations in Letters of Credit and Swingline Loans outstanding on such Effective

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Date that will result in, after giving effect to all such assignments and purchases, such Revolving Facility Loans and participations in Letters of Credit and Swingline Loans being held by existing Revolving Facility Lenders and New Revolving Facility Lenders ratably in accordance with their Revolving Facility Commitments after giving effect to the addition of such New Revolving Facility Commitments to the Revolving Facility Commitments, (ii) each New Revolving Facility Commitment shall be deemed for all purposes a Revolving Facility Commitment and each Loan made thereunder shall be deemed, for all purposes, a Revolving Facility Loan and have the same terms as any existing Revolving Facility Loan and (iii) each New Revolving Facility Lender shall become a Lender with respect to the Revolving Facility Commitments and all matters relating thereto. The Borrower agrees to compensate any existing Revolving Facility Lender for any loss or expense of the type described in Section 2.16 (Break Funding Payments) of the Credit Agreement incurred by such Revolving Facility Lender as a result of the provisions of this Section 4.
     Section 5. Costs and Expenses. The Borrower agrees to reimburse the Agents for their costs and expenses in connection with this Amendment (and any other Loan Documents delivered in connection herewith) as provided in Section 9.05(a) of the Credit Agreement.
     Section 6. Reference to and Effect on the Loan Documents.
     (a) As of the Effective Date, each reference in the Credit Agreement and the other Loan Documents to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby with respect to the certain requirements outlined above, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.
     (b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or any Issuer under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document except as and to the extent expressly set forth herein.
     (d) Each of ANR, the Borrower and (by its acknowledgement hereof as set forth on the signature pages hereto) each other Loan Party, hereby confirms that the guaranties, security interests and liens granted pursuant to the Loan Documents continue to guarantee and secure the Obligations as set forth in the Loan Documents (as amended hereby) and that such guaranties, security interests and liens remain in full force and effect.
     Section 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

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     Section 8. Loan Document and Integration. This Amendment and the fee letter referred to in Section 2(b) above is each a Loan Document, and together with the other Loan Documents, incorporate all negotiations of the parties hereto with respect to the subject matter hereof and each is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
     Section 9. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
     Section 10. Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
     Section 11. Waiver of Jury Trial. Each Of The Parties Hereto Irrevocably Waives Trial By Jury In Any Action Or Proceeding With Respect To This Amendment Or Any Other Loan Document.
[Signature Pages Follow]

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          In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

Alpha Natural Resources, Inc. as successor by merger to Holdings
By:	/s/ Vaughn Groves
Name:
Title:

Alpha Natural Resources, LLC as Borrower
By:	/s/ Vaughn Groves
	Name:	Vaughn Groves
	Title:	Vice President

Citicorp North America, Inc., as Administrative Agent
By:	/s/ Raymond G. Dunning
	Name:	Raymond G. Dunning
	Title:	Vice President

     For the purposes of Section 6(d) hereof, each other Loan Party set forth below hereby consents to this Amendment and confirms that all guaranties, security interest and Liens granted by it, and all its other obligations, pursuant to the Loan Documents (as amended by this Amendment) remain in full force and effect.
ALPHA COAL SALES CO., LLC
(a/k/a Metcoal Sales; a/k/a Spectrum Laboratories)
ALPHA NATURAL RESOURCES CAPITAL CORP.
ALPHA TERMINAL COMPANY, LLC
ESPERANZA COAL CO., LLC
DICKENSON-RUSSELL COAL COMPANY, LLC
DICKENSON-RUSSELL LAND AND RESERVES, LLC
MAXXIM REBUILD CO., LLC
MAXXUM CARBON RESOURCES, LLC
AMFIRE, LLC
AMFIRE HOLDINGS, INC.
ALPHA NATURAL RESOURCES SERVICES, LLC
MAXXIM SHARED SERVICES, LLC
AMFIRE WV, L.P.
BROOKS RUN MINING COMPANY, LLC
KINGWOOD MINING COMPANY, LLC
AMFIRE MINING COMPANY, LLC
COBRA NATURAL RESOURCES, LLC
ENTERPRISE MINING COMPANY, LLC
ENTERPRISE LAND AND RESERVES, INC.
RIVERSIDE ENERGY COMPANY, LLC
SOLOMONS MINING COMPANY
BLACK DOG COAL CORP.
PARAMONT COAL COMPANY VIRGINIA, LLC
MCDOWELL-WYOMING COAL COMPANY, LLC

By:	/s/ Vaughn Groves
	Name:	Vaughn Groves
	Title:	Vice President

     For the purposes of Section 6(d) hereof, each other Loan Party set forth below hereby consents to this Amendment and confirms that all guaranties, security interest and Liens granted by it, and all its other obligations, pursuant to the Loan Documents (as amended by this Amendment) remain in full force and effect.
HERNDON PROCESSING COMPANY, LLC
KEPLER PROCESSING COMPANY, LLC
LITWAR PROCESSING COMPANY, LLC
PREMIUM ENERGY, LLC
BUCHANAN ENERGY COMPANY, LLC
CALLAWAY NATURAL RESOURCES, INC.
CALLAWAY LAND AND RESERVES, LLC
NICEWONDER CONTRACTING, INC.
TWIN STAR MINING, INC.
VIRGINIA ENERGY COMPANY, LLC
(a/k/a Alpha Virginia Energy Company, LLC)
PALLADIAN HOLDINGS, LLC
PALLADIAN LIME, LLC
WHITE FLAME ENERGY, INC.
POWERS SHOP, LLC

By:	/s/ Vaughn Groves
	Name:	Vaughn Groves
	Title:	Vice President

ALPHA LAND AND RESERVES, LLC
By:	/s/ Vaughn Groves
	Name:	Vaughn Groves
	Title:	President and Manager

[INSERT LENDER NAME] as a Lender under the Credit Agreement
By:
Name:
Title:

Schedule I
to
Third Amendment and Joinder Agreement
New Revolving Facility Commitments Pursuant to Facility Increase

New Revolving Facility
New Revolving Facility Lender	Commitment

Citibank N.A.	$15,000,000.00
UBS Loan Finance LLC	$15,000,000.00
Wachovia Bank N.A.	$14,272,728.50
Union Bank of California, N.A.	$14,272,728.50
PNC Bank, National Association	$7,272,727.00
Branch Banking & Trust Co.	$7,272,727.00
National City Bank	$6,363,636.00
Societe Generale	$6,363,636.00
Bank of America	$4,000,000.00
Sumitomo Mitsui Banking Corporation	$5,454,545.00
Bank of Montreal	$4,727,272.00

TOTAL	$100,000,000.00